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                                                                    EXHIBIT 23.2
                                                                    ------------



CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Registration Statement (Form S-8 No. 33-___________) pertaining to the Kaiser Venture Inc. 1995 Stock Plan of our report dated February 9, 1996, included in Kaiser Ventures Inc.'s 10-K Report for the year ended December 31, 1995, filed with Securities and Exchange Commission.


                              /s/ Ernst & Young LLP
                              ---------------------
                              Ernst & Young LLP


Riverside, California
December 11, 1996

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